UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

811-22612
(Investment Company Act file number)

Wakefield Alternative Series Trust
(Exact name of registrant as specified in charter)

700 17th Street, Suite 1550
Denver, CO 80202
(Address of principal executive offices) (Zip code)

(303) 454-5500
(Registrant's telephone number)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
 (Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: January 1, 2016 – March 31, 2016

Item 1. Schedule of Investments.

Wakefield Managed Futures Strategy Fund	Consolidated Schedule of Investments March 31, 2016 (Unaudited)

Principal		Value
Amount		(Note 2)
AGENCY PASS-THROUGH SECURITIES: 0.15%
Federal National Mortgage Association (FNMA): 0.08%
	FNMA
$15,773	5.500%, 12/01/18	$16,142

Government National Mortgage Association (GNMA): 0.07%
	GNMA
7,797	3.000%, 06/20/38	7,839
6,184	4.500%, 03/16/34	6,363
		14,202

	Total Agency Pass-Through Securities
	(Cost $30,706)	30,344

ASSET-BACKED SECURITIES: 0.74%

	CNH Equipment Trust, Series 2012-D
1,399	0.650%, 04/16/18	1,399
	GE Dealer Floorplan Master Notes Trust, Series 2014-2
105,000	0.882%, 10/20/19(a)	104,381
	M&T Bank Auto Receivables Trust, Series 2013-1
16,276	1.060%, 11/15/17(b)	16,284
	SLM Student Loan Trust, Series 2006-9
24,299	0.689%, 10/25/22(a)	24,245

	Total Asset-Backed Securities
	(Cost $146,926)	146,309

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.06%

Federal Farm Credit Bank (FFCB): 1.13%
	FFCB
225,000	0.486%, 04/09/18(a)	224,411

Federal Home Loan Bank (FHLB): 1.14%
	FHLB
125,000	0.523%, 06/21/16(a)	125,033
100,000	1.450%, 12/22/17	100,208
		225,241

Federal Home Loan Mortgage Corp. (FHLMC): 0.08%
	FHLMC, REMICS
14,083	0.586%, 04/15/18(a)	14,073
2,138	5.500%, 11/15/16	2,160
		16,233

Federal National Mortgage Association (FNMA): 0.62%
	FNMA, REMICS
32,271	3.000%, 12/25/20	32,846
24,641	3.750%, 08/25/18	25,214
64,512	5.688%, 07/01/16	64,510
		122,570

Government National Mortgage Association (GNMA): 0.09%
	GNMA, REMICS
14,311	4.000%, 03/16/23	14,537

Principal		Value
Amount		(Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.06% (continued)
Government National Mortgage Association (GNMA): 0.09% (continued)
$3,408	4.500%, 01/16/38	$3,420
		17,957

	Total Collateralized Mortgage Obligations
	(Cost $607,357)	606,412

COMMERCIAL MORTGAGE-BACKED SECURITIES: 4.63%

	ARI Fleet Lease Trust, Series 2013-A
126,210	0.920%, 07/15/21(b)	126,116
	Chase Issuance Trust
240,000	0.686%, 11/15/18(a)	240,041
200,000	0.706%, 05/15/19(a)	200,049
	Citibank Credit Card Issuance Trust, Series 2013-A6
140,000	1.320%, 09/07/18	140,271
	Commercial Mortgage Trust, Series 2013-CR9
8,393	1.344%, 07/10/45	8,392
	Ford Credit Floorplan Master Owner Trust, Series 2015-4
105,000	1.036%, 08/15/20(a)	104,558
	Morgan Stanley Capital I Trust, Series 2012-C4
10,671	1.085%, 03/15/45	10,664
	NCUA Guaranteed Notes Trust, 2011-R1
84,343	0.888%, 01/08/20(a)	84,325
	WFRBS Commercial Mortgage Trust, Series 2012-C6
3,410	1.081%, 04/15/45	3,408

	Total Commercial Mortgage-Backed Securities
	(Cost $918,779)	917,824

CORPORATE BONDS: 24.63%

Basic Materials: 0.45%
	Monsanto Co., Sr. Unsec. Notes
90,000	0.820%, 11/07/16(a)	89,727

Communications: 1.06%
	Cisco Systems, Inc., Sr. Unsec. Notes
50,000	1.236%, 02/21/18(a)	50,145
	Verizon Communications, Inc., Sr. Unsec. Notes
160,000	1.036%, 06/09/17(a)	159,709
		209,854

Consumer, Cyclical: 2.62%
	American Honda Finance Corp., Sr. Unsec. Notes, Series MTN
50,000	1.443%, 02/22/19(a)	50,163
	Daimler Finance North America LLC, Sr. Unsec. Notes
150,000	1.375%, 08/01/17(b)	150,450
	Nissan Motor Acceptance Corp., Unsec. Notes
60,000	1.330%, 09/26/16(a)(b)	60,066
	Volkswagen International Finance N.V., Sr. Unsec. Notes
200,000	1.058%, 11/18/16(a)(b)	199,046
	Walgreens Boots Alliance, Inc., Sr. Unsec. Notes
60,000	1.068%, 05/18/16(a)	60,010
		519,735

Consumer, Non-cyclical: 1.61%
	Actavis Funding SCS, Sr. Unsec. Notes
120,000	1.510%, 09/01/16(a)	120,123
	Baxalta, Inc., Sr. Unsec. Notes
100,000	1.404%, 06/22/18(a)(b)	98,025

Principal		Value
Amount		(Note 2)
CORPORATE BONDS: 24.63% (continued)
Consumer, Non-cyclical: 1.61% (continued)
	Pfizer, Inc., Sr. Unsec. Notes
$100,000	0.934%, 06/15/18(a)	$99,832
		317,980

Energy: 0.90%
	Chevron Corp., Sr. Unsec. Notes
80,000	0.788%, 11/15/17(a)	79,642
	TransCanada PipeLines Ltd., Sr. Unsec. Notes
100,000	1.411%, 01/12/18(a)	98,482
		178,124

Financials: 15.74%
	American Express Credit Corp., Sr. Unsec. Notes
110,000	0.924%, 09/22/17(a)	109,379
	American Express Credit Corp., Sr. Unsec. Notes, Series MTN
85,000	0.906%, 06/05/17(a)	84,535
50,000	1.875%, 11/05/18	50,335
	Banco Santander Chile, Sr. Unsec. Notes
150,000	1.517%, 04/11/17(a)(b)	149,063
	Bank of America Corp., Sr. Unsec. Notes, Series MTN
100,000	1.239%, 08/25/17(a)	99,632
	Bank of Montreal, Sr. Unsec. Notes
100,000	0.874%, 07/14/17(a)	99,753
	Bank of Nova Scotia, Sr. Unsec. Notes
65,000	1.452%, 01/15/19(a)	64,875
	Barclays Bank PLC, Sr. Unsec. Notes
200,000	1.198%, 02/17/17(a)	199,856
	Berkshire Hathaway Finance Corp., Sr. Unsec. Notes
165,000	0.921%, 01/12/18(a)	165,035
85,000	1.450%, 03/07/18	85,762
	Citigroup, Inc., Sr. Unsec. Notes
80,000	1.325%, 11/24/17(a)	79,642
	Export-Import Bank of Korea, Sr. Unsec. Notes
200,000	1.374%, 01/14/17(a)	200,347
	General Electric Capital Corp., Sr. Unsec. Notes, Series MTN
100,000	0.821%, 05/11/16(a)	100,028
	HSBC Bank PLC, Sr. Unsec. Notes
200,000	1.258%, 05/15/18(a)(b)	199,006
	JPMorgan Chase & Co., Sr. Unsec. Notes, Series H
100,000	1.700%, 03/01/18	100,369
	KeyBank NA, Sr. Unsec. Notes
250,000	1.119%, 11/25/16(a)	250,117
	Korea Development Bank, Sr. Unsec. Notes
200,000	1.246%, 01/22/17(a)	200,027
	Lloyds Bank PLC, Sr. Unsec. Notes
200,000	1.621%, 01/22/19(a)	199,912
	Metropolitan Life Global Funding I, Sec. Notes
150,000	0.997%, 04/10/17(a)(b)	150,110
	Morgan Stanley, Sr. Unsec. Notes, Series MTN
100,000	1.070%, 10/18/16(a)	99,945
	PNC Bank NA, Sr. Unsec. Notes
250,000	1.800%, 11/05/18	251,414
	Simon Property Group LP, Sr. Unsec. Notes
60,000	1.500%, 02/01/18(b)	60,131
	Toronto-Dominion Bank, Sr. Unsec. Notes, Series MTN
55,000	1.461%, 01/22/19(a)	55,044
	Wells Fargo & Co., Sr. Unsec. Notes
60,000	1.249%, 04/23/18(a)	60,009
		3,114,326

Principal		Value
Amount		(Note 2)
CORPORATE BONDS: 24.63% (continued)
Industrials: 0.99%
	Caterpillar Financial Services Corp., Sr. Unsec. Notes, Series GMTN
$105,000	1.329%, 02/23/18(a)	$105,585
	Rockwell Collins, Inc., Sr. Unsec. Notes
90,000	0.984%, 12/15/16(a)	90,043
		195,628

Technology: 0.33%
	Apple, Inc., Sr. Unsec. Notes
65,000	1.438%, 02/22/19(a)	65,604

Utilities: 0.93%
	Duke Energy Corp., Sr. Unsec. Notes
80,000	1.009%, 04/03/17(a)	79,476
	Duke Energy Progress, Inc., Sec. Notes
80,000	0.836%, 03/06/17(a)	79,811
	Hydro-Quebec, Sr. Unsec. Notes
25,000	1.375%, 06/19/17	25,130
		184,417

	Total Corporate Bonds
	(Cost $4,879,011)	4,875,395

GOVERNMENT BONDS: 16.30%

Foreign Government Bonds: 2.53%
	Bank Nederlandse Gemeenten N.V., Sr. Unsec. Notes
100,000	0.694%, 07/14/17(a)(b)	99,845
	KFW, Sr. Unsec. Notes
275,000	2.000%, 06/01/16	275,648
	Province of Quebec Canada, Sr. Unsec. Notes, Series MTN
125,000	0.865%, 09/04/18(a)	124,717
		500,210

U.S. Government Bonds & Notes: 13.77%
	U.S. Treasury Notes
275,000	0.374%, 04/30/17(a)	274,979
750,000	0.468%, 10/31/17(a)	750,134
625,000	0.500%, 07/31/17	623,572
325,000	0.625%, 11/30/17	324,556
500,000	0.875%, 12/31/16	501,123
250,000	1.375%, 06/30/18	253,408
		2,727,772

	Total Government Bonds
	(Cost $3,221,998)	3,227,982

MUNICIPAL BONDS: 1.24%

	State of California General Obligation Bonds
100,000	5.950%, 04/01/16	100,000
	State of Hawaii General Obligation Bonds
45,000	0.731%, 08/01/16	45,031
	State of Illinois Sales Tax Revenue Bonds
100,000	1.360%, 06/15/16	100,091

	Total Municipal Bonds
	(Cost $245,160)	245,122

		Value
Par Value		(Note 2)
SHORT TERM SECURITIES: 27.53%
Commercial Paper: 18.56%(c)
	Abbvie, Inc.
$400,000	0.550%, due 04/12/2016	$399,933
	Alliance Bernstein Holding LP
275,000	0.590%, due 04/15/2016	274,939
	Dominion Gas Holdings, LLC
400,000	0.721%, due 04/20/2016	399,852
	Georgia Pacific, LLC
400,000	0.530%, due 04/05/2016	399,976
	Harley-Davidson Funding Corp.
400,000	0.560%, due 04/05/2016	399,976
	Nationwide Life Insurance Co.
400,000	0.470%, due 04/13/2016	399,937
	Nextera Energy Capital Holdings, Inc.
400,000	0.455%, due 04/04/2016	399,979
	Schlumberger Holdings Ltd.
400,000	0.824%, due 04/19/2016	399,840
	Stanley Black & Decker, Inc.
400,000	0.600%, due 04/06/2016	399,968
	Virginia Electric & Power Co.
200,000	0.660%, due 04/07/2016	199,978
		3,674,378

Shares
Money Market Fund: 8.97%
	Blackrock Liquidity Funds TempFund
1,776,318	(7 Day Yield 0.409%)	1,776,318

	Total Short Term Securities
	(Cost $5,450,696)	5,450,696

	Total Investments: 78.28%
	(Cost $15,500,633)	15,500,084

	Net Other Assets and Liabilities: 21.72%	4,301,954	(d)

	Net Assets: 100.00%	$19,802,038

(a)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at March 31, 2016.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of those securities was $1,308,142, representing 6.61% of net assets.
(c)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(d)	Includes cash which is being held as collateral for swap contracts.

TOTAL RETURN SWAP	Unrealized Appreciation
Deutsche Bank AG London Branch total return swap related to the Wakefield TRS Tracker Series A Index effective September 21, 2012 for 5 years unless earlier terminated. Return to the Fund is based on the total return of the Index which includes an index sponsor fee of 0.75% per annum on the notional amount of the Index. The notional amount of the Index is $20,572,858.	$1,037,734
Total Net Unrealized Appreciation on Swap Contracts	$1,037,734

Investment Abbreviations:
LLC - Limited Liability Company.
LP - Limited Partnership.
MTN - Medium Term Notes.
NA - National Association.
N.V. - Naamloze Vennootschap is a Dutch public limited liability corporation.
PLC - Public Limited Company.
REMICS - Real Estate Mortgage Investment Conduits.
SCS - Société en commandite simple.
Sec. - Secured.
Sr. - Senior.
Unsec. - Unsecured.

See Notes to Quarterly Consolidated Schedule of Investments.

Wakefield Managed Futures Strategy Fund
Notes to the Consolidated Schedule of Investments
March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION
The Wakefield Alternative Series Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on September 30, 2011 as a Delaware statutory trust. The Trust currently offers shares of beneficial interest (“shares”) of the Wakefield Managed Futures Strategy Fund The Fund commenced investment operations on September 10, 2012.

The Wakefield Managed Futures Strategy Fund is a diversified portfolio which seeks to generate absolute returns. The Fund currently offers Class A shares, Class C shares and Class I shares. The Board of Trustees (the “Trustees”) may establish additional Funds and classes of shares at any time in the future without shareholder approval.

The Wakefield Fund did not have any operations before September 10, 2012, other than those relating to the sale and issuance of 10,000 common shares, in the amount of 5,000 and 5,000 shares for Class A and Class I shares, respectively, to Wakefield Advisors, LLC (“Wakefield Advisors” or the “Advisor”). The Class C shares are currently not operational as of March 31, 2016.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates: The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the consolidated financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The consolidated financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2016.

Swaps are priced based on valuations provided by an independent and/or executing broker, pricing service and/or sub Administrative if available. If a price is not available, then “fair-value” procedures will be used.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the high cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund’s as of March 31, 2016:
Wakefield Managed Futures Strategy Fund
Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Agency Pass-Through Securities	$–	$30,344	$–	$30,344
Asset-Backed Securities	–	146,309	–	146,309
Collateralized Mortgage Obligations	–	606,412	–	606,412
Commercial Mortgage-Backed Securities	–	917,824	–	917,824
Corporate Bonds	–	4,875,395	–	4,875,395
Government Bonds	–	3,227,982	–	3,227,982
Municipal Bonds	–	245,122	–	245,122
Short Term Securities
Commercial Paper	674,872	2,999,506	–	3,674,378
Money Market Fund	1,776,318	–	–	1,776,318
TOTAL	$2,451,190	$13,048,894	$–	$15,500,084

Other Financial Instruments(a)
Assets
Total Return Swap	$–	$1,037,734	$–	$1,037,734
TOTAL	$–	$1,037,734	$–	$1,037,734

(a)	Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as swap contracts.

Transfers into and out of Levels 1 and 2 as of March 31, 2016 were as follows:

	Level 1		Level 2
Wakefield Managed Futures Strategy Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Common Stocks	$1,776,318			$(1,776,318)
Total	$1,776,318	$-	$-	$(1,776,318)

For the period ended March 31, 2016, there have been no significant changes to the Fund’s fair value methodologies and the fund did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Investments in a Wholly-Owned Subsidiary: The Wakefield Managed Futures Strategy Fund seeks exposure by investing in securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Funds”) as well as in swap contracts and structured notes through investments in the WMFS Fund Limited, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Wakefield Advisors acts as investment advisor to the Fund and the investment advisor to the Subsidiary. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS rulings.

Basis for Consolidation for the Wakefield Managed Futures Strategy Fund: The Subsidiary, a Cayman Islands exempted company, was incorporated on April 10, 2012 as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives. As a wholly-owned subsidiary of the Fund, all assets and liabilities, income and expense of the portfolio are consolidated in the financial statements and financial highlights of the Fund. As of March 31, 2016, the net assets of the Fund are $19,802,038 of which $4,322,803 or 21.83% are represented in the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

NOTE 3- TAX BASIS INFORMATION

Unrealized Appreciation and Depreciation on Investments: The differences between book-basis and tax-basis are primarily due to the deferral of wash sale losses. As of March 31, 2016, the cost of securities on a tax basis and gross unrealized appreciation/(depreciation) on investments for federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/(DEPRECIATION)
WWakefield Managed Futures Strategy Fund	$15,500,661	$740,230	$(740,807)	$(577)

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund may use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Market Risk Factors: In pursuit of its investment objective, the Fund seeks to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Fund uses of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Swap Agreements: The Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Wakefield Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Item 2. Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonable likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

The certifications required by Rule 30a-2 under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wakefield Alternative Series Trust

By:	/s/ Patrick F. Hart III
Patrick F. Hart III, President
(Principal Executive Officer)
Date:	May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick F. Hart III
Patrick F. Hart III, President
(Principal Executive Officer)
Date:	May 26, 2016
By:	/s/ Patrick J. Kane
Patrick J. Kane, Treasurer
(Principal Financial Officer)
Date:	May 26, 2016